UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2019

CHRISTOPHER & BANKS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-31390	06-1195422
(Commission File Number)	(IRS Employer Identification No.)

2400 Xenium Lane North
Plymouth, Minnesota 55441
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (763) 551-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of                 Listing.
(a)

On April 17, 2019, Christopher & Banks Corporation (“CBK”) received notice from the New York Stock Exchange (the “NYSE”) that the Company is not in compliance with Section 802.01B of the NYSE’s Listed Company Manual (the “LCM”), which allows the NYSE to initiate suspension and delisting procedures with respect to a company determined to have an average market capitalization over a consecutive 30 trading-day period of less than $15.0 million.

In connection therewith, on April 18, 2019, CBK announced that NYSE Regulation, Inc. (“NYSE Regulation”) has informed the Company of its determination to commence proceedings to delist the common stock of the Company from the NYSE.  Trading in the Company’s common stock on the NYSE was suspended following the close of the NYSE market on Wednesday, April 17, 2019.

The suspension and commencement of delisting proceedings does not affect the Company's day to day operations, liquidity or credit facility. The Company will continue to file periodic and certain other reports with the SEC under applicable federal securities laws.

Commencing later today, the Company's common stock is expected to begin trading on the Pink Current Market operated by the OTC Markets Group under the symbol "CBKC". The Company intends to submit an application to trade on the OTCQX Best Market.

The Company has a right to seek review of this determination by a Committee of the Board of Directors of the Exchange within ten (10) business days of the notice.

The Company intends to apply to relist its common stock on a national exchange in the future upon meeting the applicable listing standards of that exchange.

A copy of the Company's press release announcing the NYSE’s suspension of trading and commencement of the delisting process is attached hereto as Exhibit 99.1 and is hereby incorporated by reference into this Item 3.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

Date: April 18, 2019	By:	/s/ Luke R. Komarek
Luke R. Komarek
Senior Vice President, General Counsel

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CHRISTOPHER & BANKS CORPORATION
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
April 17, 2019	001-31390

CHRISTOPHER & BANKS CORPORATION

Exhibit Number	Description

99.1	Press release issued by the Company April 18, 2019.

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